UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2015

GOODMAN NETWORKS INCORPORATED

(Exact name of registrant as specified in its charter)

Texas	333-186684	74-2949460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 International Parkway, Suite 1000 Plano, Texas	75093
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 406-9692

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 14, 2015, representatives of Goodman Networks Incorporated (the “Company”) intend to make a presentation to investors, analysts and others regarding the Company using a slide presentation substantially in the form attached to this Current Report on Form 8-K as Exhibit 99.1 (the “Slides”), which is incorporated by reference herein. The Slides disclose, among other things, that the Company anticipates that: (i) its aggregate cash position and availability under its credit facility with PNC Bank, National Association, was slightly greater at June 30, 2015, as compared to March 31, 2015, and (ii) the Company achieved greater selling, general and administrative expense savings in the second quarter of 2015 as compared to the first quarter of 2015.

The Company expects to announce its results for the quarter ended June 30, 2015 on August 13, 2015.

Item 7.01	Regulation FD Disclosure.

The information set forth in Item 2.02 and Exhibit 99.1 is incorporated by reference herein.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in the Slides is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

In accordance with General Instruction B.2 of this Current Report on Form 8-K, the information presented in Items 2.02 and 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

See Exhibit Index immediately following the signature page.

SIGNATURES

The Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODMAN NETWORKS INCORPORATED

Date: July 13, 2015	By:	/s/ Ron B. Hill
	Name:	Ron B. Hill
	Title:	Chief Executive Officer and President

Exhibit Index

Exhibit	Description

99.1	Investor Presentation, dated July 14, 2015 (furnished pursuant to Items 2.02 and 7.01).